UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22754

Morgan Creek Series Trust
(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517
(Address of principal executive offices) (Zip Code)

Corporation Service Company 2711 Centerville Road Suite 400 Wilmington, Delaware 19808
(Name and address of agent for service)

Registrant’s Telephone Number, including area code	(919) 933-4004

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2015

Item 1. Schedule of Investments.

The Registrant’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

MORGAN CREEK TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015 (UNAUDITED)

	Shares	Value ($)

Long Positions 109.8%

Common Stocks 44.6%

Consumer Discretionary 7.9%

Household Durables 0.8%
Sony Corp. (ADR)	9,917	244,058

Internet & Catalog Retail 3.9%
Amazon.com, Inc.*	421	284,550
JD.com, Inc. (ADR)*	8,565	276,350
Netflix, Inc.*	2,271	259,757
Vipshop Holdings Ltd. (ADR)*	17,290	264,018
		1,084,675
Media 2.2%
Altice NV Class A*	22,898	329,718
Charter Communications, Inc. Class A*	1,520	278,312
		608,030
Multiline Retail 1.0%
Dollar Tree, Inc.*	3,597	277,760

Energy 2.3%

Oil, Gas & Consumable Fuels 2.3%
Energy Transfer Equity LP	18,550	254,877
Tesoro Corp.	2,630	277,123
YPF SA (ADR)	7,764	122,050
		654,050
Financials 9.5%

Banks 8.5%
Banca Popolare di Milano Scarl	142,854	142,982
Banco de Sabadell SA	75,706	134,517
Banco Macro SA (ADR)*	2,440	141,813
Banco Popolare Sc*	10,323	143,709
Banco Popular Espanol SA	39,549	130,788
Bankinter SA	19,030	135,336
BNP Paribas SA	2,410	136,794
Credit Agricole SA	12,124	143,352
Grupo Financiero Galicia SA (ADR)	5,443	147,396
Mitsubishi UFJ Financial Group, Inc.	43,000	270,854
Resona Holdings, Inc.	57,800	284,299
Shinsei Bank Ltd.	64,000	119,273
Sumitomo Mitsui Financial Group, Inc.	7,700	295,072
Unione di Banche Italiane SpA	20,832	140,363
		2,366,548
Insurance 1.0%
American International Group, Inc.	4,562	282,707

Health Care 8.7%

Biotechnology 5.0%
Amgen, Inc.	1,716	278,558
Celgene Corp.*	2,487	297,843
Gilead Sciences, Inc.	2,746	277,868
Heron Therapeutics, Inc.*	10,121	270,231
Regeneron Pharmaceuticals, Inc.*	510	276,864
		1,401,364
Life Sciences Tools & Services 0.5%
Illumina, Inc.*	758	145,494

Pharmaceuticals 3.2%
Allergan PLC*	909	284,062
Horizon Pharma PLC*	13,669	296,207
Valeant Pharmaceuticals International, Inc.*	2,915	296,310
		876,579
Industrials 8.3%

Aerospace & Defense 4.5%
Airbus Group SE (ADR)	7,964	134,074
Boeing Co. (The)	1,421	205,462
General Dynamics Corp.	1,539	211,397
Lockheed Martin Corp.	977	212,156
Northrop Grumman Corp.	1,103	208,258
Spirit AeroSystems Holdings, Inc. Class A*	5,586	279,691
		1,251,038
Airlines 3.8%
American Airlines Group, Inc.	4,715	199,680
Delta Air Lines, Inc.	5,454	276,463
JetBlue Airways Corp.*	8,384	189,898
Southwest Airlines Co.	4,642	199,884
United Continental Holdings, Inc.*	3,599	206,223
		1,072,148
Information Technology 6.3%

Internet Software & Services 4.0%
58.com, Inc. (ADR)*	2,277	150,191
Alphabet, Inc. Class A*	366	284,752
eBay, Inc.*	4,862	133,608
Facebook, Inc. Class A*	2,650	277,349
Tencent Holdings Ltd.	14,400	283,724
		1,129,624
IT Services 1.0%
FleetCor Technologies, Inc.*	1,893	270,567

Software 0.8%
Cheetah Mobile, Inc. (ADR)*	14,357	229,999

Technology, Hardware, Storage & Peripherals 0.5%
Apple, Inc.	1,209	127,259

Materials 1.0%

Chemicals 1.0%
CF Industries Holdings, Inc.	6,761	275,916

Utilities 0.6%

Electric Utilities 0.6%
Pampa Energia SA (ADR)*	8,190	168,305
Total Common Stocks (Cost $12,051,453)		12,466,121

Warrant 0.0%

Financials 0.0%

Banks 0.0%
Alpha Bank AE, Expiration Date 12/10/2017* (Cost $1,556,043)	1,426,566	3,101

Exchange-Traded Funds 40.1%
iShares 20+ Year Treasury Bond Fund	13,652	1,646,704
iShares Core U.S. Aggregate Bond Fund	25,565	2,761,276
iShares FTSE A50 China Index Fund	258,000	360,199
iShares MSCI France Fund	34,047	824,278
iShares MSCI Germany Fund	47,906	1,254,658

MORGAN CREEK TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015 (UNAUDITED)

iShares MSCI Ireland Capped Fund	6,744	280,281
iShares MSCI United Kingdom Fund	34,808	561,801
iShares Russell 1000 Fund	9,845	1,115,537
ProShares UltraShort Yen Fund*	7,698	676,577
WisdomTree India Earnings Fund	12,913	256,452
WisdomTree Japan Hedged Equity Fund	29,501	1,477,410
Total Exchange-Traded Funds (Cost $11,223,956)		11,215,173

	Principal Amount ($) (a)	Value ($)

Government & Agency Obligations 5.7%

Sovereign Bonds 5.7%
Hellenic Republic Government Bond, 3.00%, 2/24/2025	EUR 1,000,000	771,989
Republic of Argentina, 8.28%, 12/31/2033*	701,019	809,677
Total Government & Agency Obligations (Cost $1,491,398)		1,581,666

	Shares	Value ($)

Short-Term Investment 19.4%
SSgA Prime Money Market Fund, 0.19% ** (Cost $5,424,020)	5,424,020	5,424,020

	% of Net Assets	Value ($)

Total Long Positions (Cost $31,746,870) †	109.8	30,690,081
Other Assets and Liabilities, Net	7.2	2,028,265
Securities Sold Short	(17.0)	(4,760,363)
Net Assets	100.0	27,957,983

†	The cost for federal income tax purposes was $32,322,789. At December 31, 2015, net unrealized depreciation for all securities based on tax cost was $1,632,708. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,298,188 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,930,896.

	Shares	Value ($)

Securities Sold Short 17.0%

Common Stocks 9.0%

Financials 4.0%

Commercial Banks 4.0%
Bank of America Corp.	16,018	269,583
Citigroup, Inc.	5,340	276,345
JPMorgan Chase & Co.	4,184	276,269
Wells Fargo & Co.	5,174	281,259
		1,103,456
Information Technology 5.0%

Computers & Peripherals 1.0%
HP, Inc.	23,418	277,269

IT Services 1.0%
International Business Machines Corp.	2,058	283,222

Semiconductors & Semiconductor Equipment 1.0%
Intel Corp.	8,194	282,283

Software 2.0%
Microsoft Corp.	5,099	282,893
Oracle Corp.	7,610	277,993
		560,886
Total Common Stocks (Proceeds $2,512,880)		2,507,116

Exchange-Traded Funds 8.0%
iShares Nasdaq Biotechnology Fund	3,387	1,145,924
iShares Russell 2000 Fund	9,842	1,107,323
Total Exchange-Traded Funds (Proceeds $2,270,922)		2,253,247
Total Securities Sold Short (Proceeds $4,783,802)		4,760,363

The following table represents a bond that is in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value($)
Republic of Argentina*	8.28%	12/31/2033	701,019	730,222	809,677

*	Non-income producing security.

**	Current yield; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted

ADR American Depository Receipt

FTSE Financial Times Stock Exchange

MSCI Morgan Stanley Capital Institutional

Currency Abbreviations

EUR Euro

Morgan Creek Tactical Allocation Fund
Notes to Schedule of Investments

Security Valuation

Investments normally are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the exchange is open for trading.

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2, and 3). Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued based on market quotations, official closing prices or information furnished by a pricing source. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are categorized as Level 1 securities.

Exchange-Traded Funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

The Fund may enter into Participatory Note (the “P-Notes”) transactions with broker-dealers, particularly in markets that restrict foreign access, such as Saudi Arabia. The price of the P-Notes is based on the value of the underlying security net of any commission. The Fund recognizes realized and unrealized gains or losses on these P-Notes based on the proceeds from the transactions and the change of the value in the underlying position. P-Notes are categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below).

The three levels are defined as follows:

Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Other significant observable inputs including fair value of investments with the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date; and

Level 3 – Other significant unobservable inputs including fair value of investments that do not have the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date.

Morgan Creek Tactical Allocation Fund
Notes to Schedule of Investments (Continued)

The following is a summary of the inputs used as of December 31, 2015 in valuing the investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$12,466,121	$—	$—	$12,466,121
Warrant	3,101	—	—	3,101
Exchange-Traded Funds	11,215,173	—	—	11,215,173
Government & Agency Obligations	—	1,581,666	—	1,581,666
Short-Term Investments	5,424,020	—	—	5,424,020
Total Investments	$29,108,415	$1,581,666	$—	$30,690,081

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short, at value	$(2,507,116)	$—	$—	$(2,507,116)
Exchange-Traded Funds Sold Short, at value	(2,253,247)	—	—	(2,253,247)
Total Securities Sold Short	$(4,760,363)	$—	$—	$(4,760,363)

There have been no transfers between fair value measurement levels during the period ended December 31, 2015.

(a)	See Schedule of Investments for additional detailed categorizations.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. The market values of foreign securities, currency holdings and related assets and liabilities are translated into U.S. Dollars at the close of regular trading on the NYSE. Income and expenses denominated in foreign currencies are translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Although the Fund’s investments are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Short Sales

The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Deposit at broker for securities sold short primarily represents proceeds from securities sold, not yet purchased, net of excess cash, held at the prime broker as of December 31, 2015, which serves as collateral for securities sold, not yet purchased. Securities segregated as collateral are identified in the Schedule of Investments. The amount of the liability is marked-to-market to reflect the current value of the short position. The Fund may receive or pay the net of the broker’s fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

Item 2. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), were effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99 CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Creek Series Trust

By (Signature and Title)		/s/ Mark W. Yusko
Mark W. Yusko – Chairman & President

Date	February 23, 2016

By (Signature and Title)		/s/ Mark B. Vannoy
Mark B. Vannoy – Treasurer

Date	February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Mark B. Vannoy
Mark B. Vannoy – Treasurer

Date	February 23, 2016